UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2003

Sypris Solutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-24020	61-1321992
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 Bullitt Lane, Suite 450
Louisville, Kentucky		40222
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (502) 329-2000

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) The following exhibit is being furnished herewith:

Exhibit No. 99 Registrant’s press release dated September 4, 2003

Item 9. Regulation FD Disclosure

The Registrant’s press release dated September 4, 2003, reporting its letter of understanding with Dana Corporation, is attached as an exhibit to this Form 8-K, and is being furnished to, but not filed with, the U.S. Securities and Exchange Commission, pursuant to Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 4, 2003

Sypris Solutions, Inc.

By:	/s/ David D. Johnson

David D. Johnson Vice President and Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit Number	Description
99	Registrant’s press release dated September 4, 2003